EXHIBIT 99.2

                           THE PHOENIX COMPANIES, INC.
                       FINANCIAL SUPPLEMENT March 31, 2003

                                                                    EXHIBIT 99.2






                                         The Phoenix Companies, Inc.

                                         FINANCIAL SUPPLEMENT     March 31, 2003






PNX
LISTED
NYSE                                         [LOGO] PHOENIX WEALTH MANAGEMENT(R)

THE PHOENIX COMPANIES, INC.
FINANCIAL SUPPLEMENT
WALL STREET COVERAGE


FIRM                                                 ANALYST
A.G. Edwards                                         J. Jeffrey Hopson
Deutsche Bank                                        Vanessa Wilson
Dowling & Partners                                   Len Savage
Keefe Bruyette & Woods                               Jukka Lipponen
Langen McAlleney                                     Robert Glasspiegel
Legg Mason                                           Thomas G. Gallagher
Lehman Brothers                                      E. Stewart Johnson
Merrill Lynch                                        Edward A. Spehar
Morgan Stanley                                       Nigel Dally
UBS Warburg                                          Andrew Kligerman

SHAREHOLDER INFORMATION
SECURITY LISTINGS
The common stock of The Phoenix Companies, Inc. is traded on the New York Stock Exchange (NYSE) under the symbol "PNX." Our 7.25 percent equity units are traded on the NYSE under the symbol "PNX PrA." Our 7.45 percent bond is traded on the NYSE under the symbol "PFX."


TRANSFER AGENT AND REGISTRAR
For information or assistance regarding your account, please contact our transfer agent and registrar:
   EquiServe Trust Company, N.A. at: Phoenix Shareholder Services
  C/O EquiServe Trust Company, P.O. Box 43076, Providence, RI 02940-3076

Toll-free: 1-800-490-4258  TTY 1-800-336-9449
Fax: 1-781-575-3583, e-mail: phoenix@equiserve.com
Web: phoenix.equiserve.com

FOR MORE INFORMATION
To receive additional information, including financial supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations Section on our Web site at PhoenixWealthManagement.com or contact our Investor Relations Department at:

                 The Phoenix Companies, Inc.
                 Investor Relations
                 One American Row
                 P.O. Box 5056, Hartford, CT 06102-5056
                 Phone: 1-860-403-7100
                 Fax: 1-860-403-7880
                 e-mail: pnx.ir@PhoenixWealthManagement.com

For more information on our products and services, call your Phoenix representative or visit our Web site at PhoenixWealthManagement.com.

In addition to net income presented in accordance with Generally Accepted Accounting Principles ("GAAP"), Phoenix considers total segment income in evaluating its financial performance. See page 2, Income Statement, for a reconciliation of these measures. Total segment income is an internal performance measure used by Phoenix in the management of its operations, including its compensation plans and budgeting and planning processes. In addition, management believes that total segment income provides additional insight into the underlying trends in Phoenix's operations.

Total segment income represents income from continuing operations, (which is a GAAP measure) before realized gains and losses and certain other items.

* Net realized investment gains and losses are excluded from total segment income because their size and timing are frequently subject to our discretion.

* Certain other items which result from a business restructuring, a change in regulatory requirements, or other unusual circumstances are excluded from total segment income because we believe they are not indicative of overall operating trends and are items that management believes are infrequent and material.

Because certain of these items are excluded based on our discretion and involve judgments by management, inconsistencies in their determination may exist and total segment income may differ from similarly titled measures of other companies.

                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                             MARCH 2003 (UNAUDITED)

                                TABLE OF CONTENTS


FINANCIAL HIGHLIGHTS                                                          1
INCOME STATEMENT                                                              2
LIFE AND ANNUITY EARNINGS SUMMARY                                             4
   VARIABLE UNIVERSAL LIFE                                                    6
   UNIVERSAL LIFE / INTEREST SENSITIVE                                        8
   LIFE SALES HIGHLIGHTS                                                     10
   ANNUITIES                                                                 12
   ANNUITIES - NET FLOWS AND FUNDS UNDER MANAGEMENT                          14
   SUPPLEMENTARY LIFE AND ANNUITY INFORMATION                                16
ASSET MANAGEMENT EARNINGS                                                    18
   ASSET  MANAGEMENT - ASSETS UNDER MANAGEMENT                               20
VENTURE CAPITAL SEGMENT                                                      22
CORPORATE AND OTHER                                                          24
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT                               26
CONSOLIDATING FIRST QUARTER 2003 INCOME STATEMENT                            28
CONDENSED CONSOLIDATED BALANCE SHEET                                         29
INVESTMENT PORTFOLIO SUMMARY                                                 30
REALIZED INVESTMENT GAINS AND LOSSES                                         31

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
First Quarter 2003 (unaudited)
($ in millions, except per share data)

BALANCE SHEET INFORMATION                                                                    December 31,
                                                        March       ----------------------------------------------------------------
                                                        2003             2002             2001            2000             1999
                                                    --------------  --------------  ---------------  --------------  ---------------
Invested Assets                                      $ 17,182.9       $ 16,770.7       $ 14,420.4      $ 12,770.6      $ 11,776.8
Separate Account and Investment Trust Assets            5,990.7          5,793.1          5,570.0         5,376.6         5,923.9
Total Assets                                           25,932.5         25,236.1         22,525.4        20,313.2        20,287.0
Indebtedness                                              644.0            644.3            599.3           425.1           499.4
Total Stockholders' Equity                              2,015.5          2,031.7          2,395.7         1,840.9         1,756.0

Debt to Total Capitalization                               24.2%            24.1%            20.0%           18.8%           22.1%
Debt (Excluding Equity Units) to Total
  Capitalization                                           18.4%            18.3%

Book Value Per Share (1)                             $    21.20       $    21.47       $    23.51      $    24.75      $    23.94
Book Value Per Share, excluding SFAS 115
  adjustment                                         $    20.42       $    20.44       $    22.72      $    24.51      $    23.70
Period-end Common and Equivalent Shares
  Outstanding (2)                                          95.1             94.6            101.9           105.0           105.0
                                                    ==============

------------------------------------------------------------------

Indebtedness:                                       --------------
Surplus Notes                                             175.0            175.0            175.0           175.0           175.0
Equity Units                                              153.7            153.7
Senior Unsecured Bonds                                    300.0            300.0            300.0
Interest Rate Swap                                         15.3             15.6              (.8)
Bank Credit Facility                                                                        125.1           230.0           260.3
Other                                                                                                        20.1            64.1
                                                    --------------  --------------  ---------------  --------------  ---------------
Total Indebtedness                                        644.0            644.3            599.3           425.1           499.4
                                                    ==============  ==============  ===============  ==============  ===============

------------------------------------------------------------------

                                                    --------------
STATUTORY FINANCIAL DATA FOR PHOENIX LIFE
  INSURANCE COMPANY (3)
Capital and Surplus                                  $    831.3       $    861.0       $  1,149.8      $  1,322.8      $  1,054.1
Asset Valuation Reserve (AVR)                             181.5            147.0            221.5           559.7           368.7
                                                    --------------  --------------  ---------------  --------------  ---------------
Capital, Surplus and AVR                             $  1,012.8       $  1,008.0       $  1,371.3      $  1,882.5      $  1,422.8
                                                    ==============  ==============  ===============  ==============  ===============
Policyholder Dividend Liability                      $    562.2       $    547.3       $    167.2
Interest Maintenance Reserve                         $    (14.0)            (2.0)      $     11.6      $    (1.4)      $     24.4
Statutory Gain From Operations                       $     17.0       $     44.5       $    119.9      $    266.4      $    150.2
Statutory Net Income (Loss)                          $    (18.0)      $      7.5       $    (13.9)     $    266.1      $    131.3
                                                    --------------

(1) Book value per share prior to June 30, 2001 is pro forma and assumes net proceeds of $807.9 million, payout of cash and policy credits to policyholders of $41.4 million and estimated remaining expenses of $9.0 million and 105.0 million shares outstanding.
(2) Shares outstanding through 2000 are pro forma due to IPO in 2001.
(3) Phoenix Life Insurance Company is required to file statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. March 2003 amounts are preliminary.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
First Quarter 2003 (unaudited)
($ in millions, except per share data)

INCOME STATEMENT SUMMARY                                     March                                         December 31,
                                                 ---------------------------  ------------------------------------------------------
                                                     2003           2002         2002           2001          2000          1999
                                                 ------------  -------------  ------------  ------------  ------------  ------------

SEGMENT INCOME
Life Insurance                                    $     22.7    $      25.6    $     99.3    $     68.6    $     16.2    $     41.4
Annuities                                               (5.3)           2.6         (20.6)         10.9           4.2          30.8
                                                 ------------  -------------  ------------  ------------  ------------  ------------
Life and Annuity Segment                                17.4           28.2          78.7          79.5          20.4          72.2
Asset Management Segment                                (4.6)           1.9         (60.0)          (.2)         71.0          65.7
Venture Capital Segment                                 23.9           (5.0)        (59.3)       (159.6)        277.3         139.9
Corporate and Other Segment                            (12.6)          (8.7)        (49.8)        (43.2)        (70.4)        (55.5)
                                                 ------------  -------------  ------------  ------------  ------------  ------------
Total Segment  Income (Loss), before
   income taxes                                         24.1           16.4         (90.4)       (123.5)        298.3         222.3
Applicable Income Taxes (Benefit)                        7.3            3.6         (28.7)        (46.3)         99.1          76.1
                                                 ------------  -------------  ------------  ------------  ------------  ------------
TOTAL SEGMENT OPERATING INCOME (LOSS)                   16.8           12.8         (61.7)        (77.2)        199.2         146.2

ADJUSTMENTS, AFTER INCOME TAXES:
Realized Gains (Losses), after
   income taxes                                        (12.4)           1.6         (39.3)        (43.0)         62.0          49.2
Management Restructuring and Early
   Retirement Costs                                     (2.5)                       (28.5)        (15.5)                      (17.6)
Deferred Policy Acquisition Cost
   Adjustments                                                         15.1          15.1                      (141.8)
Expenses of Purchase of PXP Minority
   Interest                                                                                       (52.8)
Demutualization Related Items, Net                                      (.6)         (1.3)         (2.9)        (24.5)        (11.2)
Other income                                             1.3                                        5.3           (.1)         (4.5)
Discontinued Operations                                                                                         (11.5)        (72.9)
Cumulative Effect of Accounting Changes                              (130.3)       (130.3)        (16.6)
                                                 ------------  -------------  ------------  ------------  ------------  ------------
NET INCOME (LOSS)                                 $      3.2    $    (101.4)   $   (246.0)   $   (202.7)   $     83.3    $     89.2
                                                 ============  =============  ============  ============  ============  ============




-----------------------------------------------





EARNINGS PER SHARE
Basic
Weighted-Average Shares Outstanding (1)                 94.0          101.2          97.9         104.6         104.6         104.6
                                                 ------------  -------------  ------------  ------------  ------------  ------------
Total Segment Income (Loss) Per Share             $     0.18    $      0.13    $    (0.63)   $    (0.74)   $     1.90    $     1.40
Net Income (Loss) Per Share                       $     0.03    $     (1.00)   $    (2.51)   $    (1.94)   $     0.80    $     0.85
                                                 ------------


Diluted
                                                 ------------
Weighted-Average Shares Outstanding (1)                 95.0          101.2          98.0         104.6         104.6         104.6
                                                 ------------  -------------  ------------  ------------  ------------  ------------
Total Segment Income (Loss) Per Share             $     0.18    $      0.13    $    (0.63)   $    (0.74)   $     1.90    $     1.40
Net Income (Loss) Per Share                       $     0.03    $     (1.00)   $    (2.51)   $    (1.94)   $     0.80    $     0.85
                                                 ------------

(1) Weighted-average shares outstanding through 2001 are pro forma due to Initial Public Offering (IPO) in 2001.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
First Quarter 2003 (unaudited)
($ in millions, except per share data)

INCOME STATEMENT SUMMARY                                                     2002                                   March
                                                  ------------------------------------------------------------
Quarters ended                                        March            June         September       December         2003
                                                  ------------    -------------   -------------   ------------   ------------
SEGMENT INCOME
Life Insurance                                         $ 25.6          $ 27.2          $ 17.0         $ 29.5          $ 22.7
Annuities                                                 2.6              .7           (18.9)          (5.0)           (5.3)
                                                  ------------    -------------   -------------   ------------   ------------
Life and Annuity Segment                                 28.2            27.9            (1.9)          24.5            17.4
Asset Management Segment                                  1.9              .8           (65.2)           2.5            (4.6)
Venture Capital Segment                                  (5.0)          (29.9)          (22.0)          (2.4)           23.9
Corporate and Other Segment                              (8.7)          (12.0)          (12.6)         (16.6)          (12.6)
                                                  ------------    -------------   -------------   ------------   ------------
Total Segment  Income (Loss), before income
  taxes                                                  16.4           (13.2)         (101.7)           8.0            24.1
Applicable Income Taxes (Benefit)                         3.6            (9.1)          (19.9)          (3.3)            7.3
                                                  ------------    -------------   -------------   ------------   ------------
TOTAL SEGMENT INCOME (LOSS)                              12.8            (4.1)          (81.8)          11.3            16.8

ADJUSTMENTS, AFTER INCOME TAXES:
Realized Gains (Losses), after income taxes               1.6           (10.7)           (7.6)         (22.6)          (12.4)
Management Restructuring and Early Retirement
  Costs                                                                 (21.8)           (3.6)          (3.1)           (2.5)
Deferred Policy Acquisition Cost Adjustments             15.1
Demutualization Related Items, Net                        (.6)            (.6)                           (.1)
Other income                                                                                                             1.3
Cumulative Effect of Accounting Changes                (130.3)
                                                  ------------    -------------   -------------   ------------   ------------
NET INCOME (LOSS)                                     $(101.4)         $(37.2)         $(93.0)        $(14.5)          $ 3.2
                                                  ============    =============   =============   ============   ============




-----------------------------------------------


EARNINGS PER SHARE
Basic

Weighted-Average Shares Outstanding (1)                 101.2            99.5            96.6           94.2             94.0
                                                  ------------    -------------   -------------   ------------    ------------
Total Segment Income (Loss) Per Share                  $ 0.13          $(0.04)         $(0.85)        $ 0.12           $ 0.18
Net Income (Loss) Per Share                            $(1.00)         $(0.37)         $(0.96)        $(0.15)          $ 0.03
                                                                                                                  ------------

Diluted
                                                                                                                  ------------
Weighted-Average Shares Outstanding (1)                 101.2            99.5            96.6           94.7             95.0
                                                  ------------    -------------   -------------   ------------    ------------
Total Segment Income (Loss) Per Share                  $ 0.13          $(0.04)         $(0.85)        $ 0.12           $ 0.18
Net Income (Loss) Per Share                            $(1.00)         $(0.37)         $(0.96)        $(0.15)          $ 0.03
                                                                                                                  ------------

(1) Weighted-average shares outstanding through 2001 are pro forma due to Initial Public Offering (IPO) in 2001.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
First Quarter 2003 (unaudited)
($ in millions)


SEGMENT INCOME                                      March                                    December 31,
                                        ----------------------------- -----------------------------------------------------------
                                             2003           2002          2002           2001            2000           1999
                                        -------------  -------------  -------------  -------------  --------------  -------------
Variable Universal Life                      $  6.3         $ 10.0         $ 35.9         $ 30.2          $ 20.1        $   .8
Universal Life (1)                              4.7            5.9           26.3           17.4            18.2          19.5
Term Life                                        .4            (.5)           4.7            1.3            (1.0)          1.5
Other Life and Annuity (2)                      2.5           (1.8)           (.9)          (1.7)            1.2           4.0
                                        -------------  -------------  -------------  -------------  --------------  -------------
Total, Non-participating Life                  13.9           13.6           66.0           47.2            38.5          25.8
Participating Life                              8.8           12.0           33.3           21.4           (22.3)         15.6
                                        -------------  -------------  -------------  -------------  --------------  -------------
Total, Life Insurance                          22.7           25.6           99.3           68.6            16.2          41.4
Annuities                                      (5.3)           2.6          (20.6)          10.9             4.2          30.8
                                        -------------  -------------  -------------  -------------  --------------  -------------
Segment  Income, before income taxes           17.4           28.2           78.7           79.5            20.4          72.2
Allocated Income Taxes (3)                      3.8           10.0           27.7           27.9             7.2          25.3
                                        -------------  -------------  -------------  -------------  --------------  -------------
Segment Income                               $ 13.6         $ 18.2         $ 51.0         $ 51.6          $ 13.2        $ 46.9
                                        =============  =============  =============  =============  ==============  =============

(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes trust operations and W.S. Griffith.
(3) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
First Quarter 2003 (unaudited)
($ in millions)

SEGMENT INCOME                                                                 2002
                                                  -----------------------------------------------------------        March
Quarters ended                                       March           June         September       December           2003
                                                  ------------   -------------   ------------   -------------   -------------
Variable Universal Life                            $     10.0       $     8.1         $  7.5     $      10.2     $     6.3
Universal Life (1)                                        5.9             8.3            5.0             7.2           4.7
Term Life                                                 (.5)            1.9            (.8)            4.1            .4
Other Life and Annuity (2)                               (1.8)            2.4            (.7)            (.8)          2.5
                                                  ------------   -------------   ------------   -------------   -------------
Total, Non-participating Life                            13.6            20.7           11.0            20.7          13.9
Participating Life                                       12.0             6.5            6.0             8.8           8.8
                                                  ------------   -------------   ------------   -------------   -------------
Total, Life Insurance                                    25.6            27.2           17.0            29.5          22.7
Annuities                                                 2.6              .7          (18.9)           (5.0)         (5.3)
                                                  ------------   -------------   ------------   -------------   -------------
Segment Income (Loss), before income taxes               28.2            27.9           (1.9)           24.5          17.4
Applicable Income Taxes (3)                              10.0             9.9            (.7)            8.5           3.8
                                                  ------------   -------------   ------------   -------------   -------------
Segment Income (Loss)                              $     18.2       $    18.0         $ (1.2)    $      16.0     $    13.6
                                                  ============   =============   ============   =============   =============

(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes trust operations and W.S. Griffith.
(3) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
First Quarter 2003 (unaudited)
($ in millions)

                                               March                                         December 31,
                                    ----------------------------   ----------------------------------------------------------------
                                        2003           2002            2002             2001             2000             1999
                                    ------------   -------------   -------------   --------------   --------------   --------------
PRE-TAX INCOME
Fees                                  $     7.6       $     7.7       $    31.4        $    29.5        $    24.9        $    22.7
Cost of Insurance (COI)                    17.9            15.8            66.4             60.0             46.2             38.5
Interest Earned                             1.6             1.8             7.0              4.5              5.7              4.7
Surrender Charges                           1.2              .8             4.4              3.3              3.5              3.0
                                    ------------   -------------   -------------   --------------   --------------   --------------
Total Revenues                             28.3            26.1           109.2             97.3             80.3             68.9
                                    ------------   -------------   -------------   --------------   --------------   --------------

Net Death and Disability Benefits           5.0             4.5            22.9             15.3             15.5             13.4
Incurred Expenses                          16.1            10.6            45.9             48.2             41.5             52.5
Interest Credited                            .9              .9             3.7              3.6              3.1              2.2
Minority Interest                                            .1              .8
                                    ------------   -------------   -------------   --------------   --------------   --------------
Total Expenses                             22.0            16.1            73.3             67.1             60.1             68.1
                                    ------------   -------------   -------------   --------------   --------------   --------------

Pre-tax  Income                             6.3            10.0            35.9             30.2             20.2               .8
                                    ============   =============   =============   ==============   ==============   ==============

-----------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions and Concessions                 5.2             8.9            36.6             29.5             34.1             23.1
Controllable Expenses and Other            11.4            16.7            60.8             60.1             57.3             60.3
                                    ------------   -------------   -------------   --------------   --------------   --------------
Total Current Expenses                     16.6            25.6            97.4             89.6             91.4             83.4
Acquisition Costs Deferred                 (8.0)          (18.4)          (68.1)           (65.4)           (56.9)           (42.8)
Acquisition Costs Amortized                 7.5             3.4            16.6             24.0              7.0             11.9
                                    ------------   -------------   -------------   --------------   --------------   --------------

Incurred Expenses                          16.1            10.6            45.9             48.2             41.5             52.5
                                    ============   =============   =============   ==============   ==============   ==============

-----------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                   71.8            91.2           465.7            336.1            258.1            204.7
Surrenders                                (13.7)           (6.3)          (37.6)           (31.2)           (34.0)           (22.2)
Deaths                                      (.2)            (.6)           (1.8)            (1.7)            (1.4)            (1.7)
                                    ------------   -------------   -------------   --------------   --------------   --------------
Net Sales                                  57.9            84.3           426.3            303.2            222.7            180.8
Performance                                (8.5)           (4.5)         (149.8)          (194.0)          (128.1)           207.6
Fees                                       (8.4)           (9.2)          (35.8)           (34.5)           (33.0)           (25.8)
Cost of Insurance                         (17.9)          (15.8)          (66.4)           (60.0)           (46.2)           (38.5)
Acquisitions                                                                                                                  10.5
                                    ------------   -------------   -------------   --------------   --------------   --------------
Change in Funds Under Management           23.1            54.8           174.3             14.7             15.4            334.6
Beginning Balance                       1,270.3         1,096.0         1,096.0          1,081.3          1,065.9            731.3
                                    ------------   -------------   -------------   --------------   --------------   --------------
Ending Balance                          1,293.4         1,150.8         1,270.3          1,096.0          1,081.3          1,065.9
                                    ============   =============   =============   ==============   ==============   ==============

LIFE INSURANCE IN FORCE               $23,744.4       $21,136.1       $23,788.2        $20,436.1        $17,743.3        $13,740.3
                                    ============   =============   =============   ==============   ==============   ==============

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
First Quarter 2003 (unaudited)
($ in millions)

                                                                         2002
                                         ------------------------------------------------------------------            March
Quarters ended                                March            June            September        December               2003
                                         --------------   --------------    --------------   --------------        --------------
PRE-TAX INCOME
Fees                                         $     7.7        $     6.7         $     8.6        $     8.4             $     7.6
Cost of Insurance (COI)                           15.8             15.8              16.6             18.2                  17.9
Interest Earned                                    1.8              1.7               2.0              1.5                   1.6
Surrender Charges                                   .8              1.0               1.1              1.5                   1.2
                                         --------------   --------------    --------------   --------------        --------------
Total Revenues                                    26.1             25.2              28.3             29.6                  28.3
                                         --------------   --------------    --------------   --------------        --------------

Net Death and Disability Benefits                  4.5              5.3               6.9              6.2                   5.0
Incurred Expenses                                 10.6             10.8              12.6             11.9                  16.1
Interest Credited                                   .9               .9               1.0               .9                    .9
Minority Interest                                   .1               .1                .3               .4
                                         --------------   --------------    --------------   --------------        --------------
Total Expenses                                    16.1             17.1              20.8             19.4                  22.0
                                         --------------   --------------    --------------   --------------        --------------

Pre-tax  Income                                   10.0              8.1               7.5             10.2                   6.3
                                         ==============   ==============    ==============   ==============        ==============

---------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions and Concessions                        8.9              8.6              11.5              7.6                   5.2
Controllable Expenses and Other                   16.7             18.0              14.4             11.7                  11.4
                                         --------------   --------------    --------------   --------------        --------------
Total Current Expenses                            25.6             26.6              25.9             19.3                  16.6
Acquisition Costs Deferred                       (18.4)           (19.2)            (18.6)           (11.9)                 (8.0)
Acquisition Costs Amortized                        3.4              3.4               5.3              4.5                   7.5
                                         --------------   --------------    --------------   --------------        --------------

Incurred Expenses                                 10.6             10.8              12.6             11.9                  16.1
                                         ==============   ==============    ==============   ==============        ==============

---------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                          91.2             81.3             133.6            159.6                  71.8
Surrenders                                        (6.3)            (9.5)             (7.1)           (14.7)                (13.7)
Deaths                                             (.6)             (.6)              (.3)             (.3)                  (.2)
                                         --------------   --------------    --------------   --------------        --------------
Net Sales                                         84.3             71.2             126.2            144.6                  57.9
Performance                                       (4.5)           (79.6)           (109.5)            43.8                  (8.5)
Fees                                              (9.2)            (8.4)             (8.9)            (9.3)                 (8.4)
Cost of Insurance                                (15.8)           (15.8)            (16.6)           (18.2)                (17.9)
                                         --------------   --------------    --------------   --------------        --------------
Change in Funds Under Management                  54.8            (32.6)             (8.8)           160.9                  23.1
Beginning Balance                              1,096.0          1,150.8           1,118.2          1,109.4               1,270.3
                                         --------------   --------------    --------------   --------------        --------------
Ending Balance                                 1,150.8          1,118.2           1,109.4          1,270.3               1,293.4
                                         ==============   ==============    ==============   ==============        ==============

LIFE INSURANCE IN FORCE                      $21,136.1        $22,168.9         $22,719.1        $23,788.2             $23,744.4
                                         ==============   ==============    ==============   ==============        ==============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
First Quarter 2003 (unaudited)
($ in millions)


                                                March                                         December 31,
                                  -------------------------------    --------------------------------------------------------------
                                       2003             2002              2002             2001            2000            1999
                                  --------------   --------------    --------------   -------------   -------------   -------------
PRE-TAX INCOME
Fees                                  $     4.0        $     2.6         $    11.9        $    8.6       $     8.4       $     7.6
Cost of Insurance                          18.8             17.2              71.6            66.2            64.8            64.2
Interest Earned                            24.7             26.4             108.4           111.9           108.7           112.0
Surrender Charges                            .7              1.2               3.9             4.0             5.5             7.2
                                  --------------   --------------    --------------   -------------   -------------   -------------
Total Revenues                             48.2             47.4             195.8           190.7           187.4           191.0
                                  --------------   --------------    --------------   -------------   -------------   -------------

Net Death Benefits and
   Supplemental Benefits                   12.3             10.1              39.5            48.3            45.4            41.8
Incurred Expenses                          11.0              9.9              44.3            34.6            32.5            35.0
Interest Credited                          20.2             21.5              85.7            90.4            91.3            94.7
                                  --------------   --------------    --------------   -------------   -------------   -------------
Total Expenses                             43.5             41.5             169.5           173.3           169.2           171.5
                                  --------------   --------------    --------------   -------------   -------------   -------------

Pre-tax Income                              4.7              5.9              26.3            17.4            18.2            19.5
                                  ==============   ==============    ==============   =============   =============   =============

-----------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                                 6.2              2.0              15.2             9.8             5.8             5.8
Controllable Expenses                      16.0              9.6              52.6            32.1            23.7            19.7
                                  --------------   --------------    --------------   -------------   -------------   -------------
Total Current Expenses                     22.2             11.6              67.8            41.9            29.5            25.5
Acquisition Cost Deferred                 (15.3)            (5.8)            (40.2)          (20.0)           (8.7)           (7.3)
Acquisition Cost Amortized                  4.1              4.1              16.7            12.7            11.7            16.8
                                  --------------   --------------    --------------   -------------   -------------   -------------

Incurred Expenses                          11.0              9.9              44.3            34.6            32.5            35.0
                                  ==============   ==============    ==============   =============   =============   =============

-----------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                   45.6             31.6             149.3           104.6            90.9            97.2
Surrenders                                (30.9)           (25.0)           (107.4)          (99.0)         (108.2)         (158.5)
Deaths                                     (5.9)            (7.3)            (25.0)          (18.5)          (20.9)          (20.2)
                                  --------------   --------------    --------------   -------------   -------------   -------------
Net Sales                                   8.8              (.7)             16.9           (12.9)          (38.2)          (81.5)
Interest Credited                          20.2             21.5              85.8            90.4            91.3            94.7
Fees                                       (5.5)            (3.1)            (16.7)          (10.5)           (6.2)           (4.6)
Cost of Insurance                         (18.8)           (17.2)            (71.6)          (66.2)          (64.8)          (64.2)
                                  --------------   --------------    --------------   -------------   -------------   -------------
Change in Funds Under Management            4.7               .5              14.4              .8           (17.9)          (55.6)
Beginning Balance                       1,510.0          1,495.6           1,495.6         1,494.8         1,512.7         1,568.3
                                  --------------   --------------    --------------   -------------   -------------   -------------
Ending Fund Balance                     1,514.7          1,496.1           1,510.0         1,495.6         1,494.8         1,512.7
                                  ==============   ==============    ==============   =============   =============   =============

LIFE INSURANCE IN FORCE               $10,914.9        $ 9,683.1         $10,476.7        $9,465.6       $ 9,644.2       $ 9,955.7
                                  ==============   ==============    ==============   =============   =============   =============

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
First Quarter 2003 (unaudited)
($ in millions)


PRE-TAX INCOME                                                              2002
                                                -------------------------------------------------------------             March
Quarter ended                                       March           June         September        December                2003
                                                -------------   ------------   -------------   --------------        --------------
Fees                                                $    2.6       $    2.7        $    2.9        $     3.7             $     4.0
Cost of Insurance                                       17.2           17.7            17.9             18.8                  18.8
Interest Earned                                         26.4           27.9            26.8             27.3                  24.7
Surrender Charges                                        1.2            1.4              .8               .5                    .7
                                                -------------   ------------   -------------   --------------        --------------
Total Revenues                                          47.4           49.7            48.4             50.3                  48.2
                                                -------------   ------------   -------------   --------------        --------------

Net Death Benefits and Supplemental Benefits            10.1            9.6            10.6              9.1                  12.3
Incurred Expenses                                        9.9           10.3            11.5             12.6                  11.0
Interest Credited                                       21.5           21.5            21.3             21.4                  20.2
                                                -------------   ------------   -------------   --------------        --------------
Total Expenses                                          41.5           41.4            43.4             43.1                  43.5
                                                -------------   ------------   -------------   --------------        --------------

Pre-tax Income                                           5.9            8.3             5.0              7.2                   4.7
                                                =============   ============   =============   ==============        ==============

-----------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                                              2.0            3.1             3.7              6.4                   6.2
Controllable Expenses                                    9.6           10.5            12.6             19.9                  16.0
                                                -------------   ------------   -------------   --------------        --------------
Total Current Expenses                                  11.6           13.6            16.3             26.3                  22.2
Acquisition Cost Deferred                               (5.8)          (7.2)          (10.0)           (17.2)                (15.3)
Acquisition Cost Amortized                               4.1            3.9             5.2              3.5                   4.1
                                                -------------   ------------   -------------   --------------        --------------

Incurred Expenses                                        9.9           10.3            11.5             12.6                  11.0
                                                =============   ============   =============   ==============        ==============

-----------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                                31.6           34.9            33.3             49.5                  45.6
Surrenders                                             (25.0)         (30.2)          (26.7)           (25.5)                (30.9)
Deaths                                                  (7.3)          (2.2)          (12.9)            (2.6)                 (5.9)
                                                -------------   ------------   -------------   --------------        --------------
Net Sales                                                (.7)           2.5            (6.3)            21.4                   8.8
Interest Credited                                       21.5           21.5            21.3             21.5                  20.2
Fees                                                    (3.1)          (3.4)           (4.4)            (5.8)                 (5.5)
Cost of Insurance                                      (17.2)         (17.7)          (17.9)           (18.8)                (18.8)
                                                -------------   ------------   -------------   --------------        --------------
Change in Funds Under Management                          .5            2.9            (7.3)            18.3                   4.7
Beginning Balance                                    1,495.6        1,496.1         1,499.0          1,491.7               1,510.0
                                                -------------   ------------   -------------   --------------        --------------
Ending Fund Balance                                  1,496.1        1,499.0         1,491.7          1,510.0               1,514.7
                                                =============   ============   =============   ==============        ==============

LIFE INSURANCE IN FORCE                             $9,683.1       $9,719.2        $9,907.3        $10,476.7             $10,914.9
                                                =============   ============   =============   ==============        ==============

THE PHOENIX COMPANIES, INC.
LIFE SALES HIGHLIGHTS
First Quarter 2003 (unaudited)
($ in millions)

LIFE INSURANCE PREMIUM                                         March                               December 31,
                                                     ---------------------------   -------------------------------------------------
                                                        2003          2002         2002          2001         2000         1999
                                                     -----------   ----------   ----------    ----------   ----------   -----------
Wholesaler Channel Variable Universal Life               $  6.3       $ 22.3      $  62.5       $  53.8      $  61.1       $  44.8
Private Placement Variable Universal Life                   4.4          3.5         51.0          29.5         18.2
                                                     -----------   ----------   ----------    ----------   ----------   -----------
Variable Universal Life                                    10.7         25.8        113.5          83.3         79.3          44.8
Universal Life/Interest Sensitive                          11.9          8.0         36.9          14.5          8.0           7.6
Term Life                                                   4.5          2.7         15.1          11.4         14.6          10.5
Participating Whole Life                                     .6          1.1          4.8           9.7         22.6          35.7
                                                     -----------   ----------   ----------    ----------   ----------   -----------
Life Insurance Annualized Premium (1)                      27.7         37.6        170.3         118.9        124.5          98.6
                                                      ===========   ==========   ==========    ==========   ==========   ===========

Wholesaler Channel Variable Universal Life                  4.1          4.9         25.1          49.7         46.2          63.2
Private Placement Variable Universal Life                  10.8         10.9        129.9          36.9         15.5
                                                     -----------   ----------   ----------    ----------   ----------   -----------
Variable Universal Life                                    14.9         15.8        155.0          86.6         61.7          63.2
Universal Life/Interest Sensitive                           7.2          2.7         29.9          14.5          1.8            .3
Participating Whole Life                                                  .4           .8           2.4          5.4          24.4
                                                     -----------   ----------   ----------    ----------   ----------   -----------
Life Insurance Single Premium                              22.1         18.9        185.7         103.5         68.9          87.9
                                                     ===========   ==========   ==========    ==========   ==========   ===========

Wholesaler Channel Variable Universal Life                 10.4         27.2         87.6         103.5        107.3         108.0
Private Placement Variable Universal Life                  15.2         14.4        180.9          66.4         33.7
                                                     -----------   ----------   ----------    ----------   ----------   -----------
Variable Universal Life                                    25.6         41.6        268.5         169.9        141.0         108.0
Universal Life/Interest Sensitive                          19.1         10.7         66.8          29.0          9.8           7.9
Term Life                                                   4.5          2.7         15.1          11.4         14.6          10.5
Participating Whole Life                                     .6          1.5          5.6          12.1         28.0          60.1
                                                     -----------   ----------   ----------    ----------   ----------   -----------
Total Life Insurance  Premium                            $ 49.8       $ 56.5      $ 356.0       $ 222.4      $ 193.4       $ 186.5
                                                     ===========   ==========   ==========    ==========   ==========   ===========


(1) Annualized Premium represents first year premiums on an annual basis. Total
    Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE SALES HIGHLIGHTS
First Quarter 2003 (unaudited)
($ in millions)

LIFE INSURANCE PREMIUM                                                          2002
                                                    ----------------------------------------------------------            March
Quarters ended                                         March           June         September      December               2003
                                                    ------------   -------------   ------------   ------------        ------------
Wholesaler Channel Variable Universal Life               $ 22.3          $ 16.0        $  11.3        $  12.9              $  6.3
Private Placement Variable Universal Life                   3.5            13.2           19.0           15.3                 4.4
                                                    ------------   -------------   ------------   ------------        ------------
Variable Universal Life                                    25.8            29.2           30.3           28.2                10.7
Universal Life/Interest Sensitive                           8.0             3.6            6.9           18.4                11.9
Term Life                                                   2.7             3.3            3.7            5.3                 4.5
Participating Whole Life                                    1.1             1.6             .7            1.4                  .6
                                                    ------------   -------------   ------------   ------------        ------------
Life Insurance Annualized Premium (1)                      37.6            37.7           41.6           53.3                27.7
                                                    ============   =============   ============   ============        ============

Wholesaler Channel Variable Universal Life                  4.9             6.8            6.9            6.5                 4.1
Private Placement Variable Universal Life                  10.9             4.4           47.1           67.5                10.8
                                                    ------------   -------------   ------------   ------------        ------------
Variable Universal Life                                    15.8            11.2           54.0           74.0                14.9
Universal Life/Interest Sensitive                           2.7             6.7            6.1           14.5                 7.2
Participating Whole Life                                     .4              .3                            .1
                                                    ------------   -------------   ------------   ------------        ------------
Life Insurance Single Premium                              18.9            18.2           60.1           88.6                22.1
                                                    ============   =============   ============   ============        ============

Wholesaler Channel Variable Universal Life                 27.2            22.8           18.2           19.4                10.4
Private Placement Variable Universal Life                  14.4            17.6           66.1           82.8                15.2
                                                    ------------   -------------   ------------   ------------        ------------
Variable Universal Life                                    41.6            40.4           84.3          102.2                25.6
Universal Life/Interest Sensitive                          10.7            10.3           13.0           32.9                19.1
Term Life                                                   2.7             3.3            3.7            5.3                 4.5
Participating Whole Life                                    1.5             1.9             .7            1.5                  .6
                                                    ------------   -------------   ------------   ------------        ------------
Total Life Insurance  Premium                            $ 56.5          $ 55.9        $ 101.7        $ 141.9              $ 49.8
                                                    ============   =============   ============   ============        ============


(1) Annualized Premium represents first year premiums on an annual basis. Total
    Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
First Quarter 2003 (unaudited)
($ in millions)

                                                       March                                      December 31,
                                          -----------------------------   ---------------------------------------------------------
                                               2003            2002            2002           2001           2000          1999
                                          -------------   -------------   -------------   ------------   ------------   -----------
PRE-TAX INCOME
Premiums
Fees                                            $ 12.8          $ 15.2          $ 57.1         $ 64.6         $ 78.2        $ 71.9
Interest Earned                                   34.1            16.6            98.3           40.3           16.3          13.7
Surrender Charges                                  1.5             1.1             6.6            3.9            5.1           5.5
                                          -------------   -------------   -------------   ------------   ------------   -----------
Total Revenues                                    48.4            32.9           162.0          108.8           99.6          91.1
                                          -------------   -------------   -------------   ------------   ------------   -----------

Policy Benefits and Change in Reserves
Mortality Cost                                     2.8             1.9            10.8            4.3            3.0           2.7
Incurred Expenses                                 19.4            13.1            79.8           54.4           77.3          48.9
Interest Credited                                 31.5            15.3            92.0           39.2           15.1           8.7
                                          -------------   -------------   -------------   ------------   ------------   -----------
Total Expenses                                    53.7            30.3           182.6           97.9           95.4          60.3
                                          -------------   -------------   -------------   ------------   ------------   -----------

Pre-tax  Income (Loss)                            (5.3)            2.6           (20.6)          10.9            4.2          30.8
                                          =============   =============   =============   ============   ============   ===========

-----------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions                           16.7            11.4            81.3           44.0           29.2          14.5
Controllable Expenses                             18.0            16.3            66.5           75.2           54.1          32.4
                                          -------------   -------------   -------------   ------------   ------------   -----------
Total Current Expenses                            34.7            27.7           147.8          119.2           83.2          46.9
Acquisition Cost Deferred                        (24.7)          (18.9)         (102.9)         (83.8)         (43.0)        (21.1)
Acquisition Cost Amortized                         9.4             4.3            34.9           19.0           37.0          23.1
                                          -------------   -------------   -------------   ------------   ------------   -----------

Incurred Expenses                               $ 19.4          $ 13.1          $ 79.8         $ 54.4         $ 77.3        $ 48.9
                                          =============   =============   =============   ============   ============   ===========

THE PHOENIX COMPANIES, INC.
ANNUITIES
First Quarter 2003 (unaudited)
($ in millions)

PRE-TAX INCOME                                                                2002
                                                  -----------------------------------------------------------            March
Quarters ended                                        March           June         September       December              2003
                                                  -------------   ------------   ------------    ------------        ------------
Premiums
Fees                                                   $  15.2        $  14.4        $  14.0         $  13.5              $ 12.8
Interest Earned                                           16.6           22.8           30.3            28.6                34.1
Surrender Charges                                          1.1            1.2            2.3             2.0                 1.5
                                                  -------------   ------------   ------------    ------------
                                                                                                                     ------------
Total Revenues                                            32.9           38.4           46.6            44.1                48.4
                                                  -------------   ------------   ------------    ------------        ------------

Policy Benefits and Change in Reserves
Mortality Cost                                             1.9            2.0            5.2             1.7                 2.8
Incurred Expenses                                         13.1           16.5           31.0            19.2                19.4
Interest Credited                                         15.3           19.2           29.3            28.2                31.5
                                                  -------------   ------------   ------------    ------------        ------------
Total Expenses                                            30.3           37.7           65.5            49.1                53.7
                                                  -------------   ------------   ------------    ------------        ------------

Pre-tax Income (Loss)                                      2.6             .7          (18.9)           (5.0)               (5.3)
                                                  =============   ============   ============    ============        ============

---------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions                                   11.4           17.5           44.1             8.3                16.7
Controllable Expenses                                     16.3           16.7           16.1            17.4                18.0
                                                  -------------   ------------   ------------    ------------        ------------
Total Current Expenses                                    27.7           34.2           60.2            25.7                34.7
Acquisition Cost Deferred                                (18.9)         (24.6)         (48.5)          (10.9)              (24.7)
Acquisition Cost Amortized                                 4.3            6.9           19.3             4.4                 9.4
                                                  -------------   ------------   ------------    ------------        ------------

Incurred Expenses                                      $  13.1        $  16.5        $  31.0         $  19.2              $ 19.4
                                                  =============   ============   ============    ============        ============

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
First Quarter 2003 (unaudited)
($ in millions)

FUNDS UNDER MANAGEMENT                             March                                      December 31,
                                        ----------------------------  --------------------------------------------------------------
                                            2003           2002           2002            2001             2000            1999
                                        -------------  -------------  -------------   --------------   -------------   -------------
Annuities
Deposits                                   $   432.1      $   575.4      $ 2,258.4       $  1,492.9      $    687.0      $    377.4
Surrenders                                    (231.6)        (127.0)        (736.7)          (482.3)         (608.5)         (618.1)
                                        -------------  -------------  -------------   --------------   -------------   -------------
Net Sales                                      200.5          448.4        1,521.7          1,010.6            78.5          (240.7)
Performance and Interest Credited               20.2           (1.4)        (338.0)          (563.1)         (415.2)          991.1
Fees                                           (11.5)         (15.9)         (58.8)           (67.3)          (78.2)          (71.9)
Deaths                                         (22.6)          (7.2)         (40.6)           (34.3)          (24.9)          (22.0)
Acquisitions                                                                                                                  114.9
                                        -------------  -------------  -------------   --------------   -------------   -------------
Change in Funds Under Management               186.6          423.9        1,084.3            345.9          (439.8)          771.4
Beginning Balance                            5,833.4        4,749.1        4,749.1          4,403.2         4,843.0         4,072.3
                                        -------------  -------------  -------------   --------------   -------------   -------------
Ending Balance                             $ 6,020.0      $ 5,173.0      $ 5,833.4       $  4,749.1      $  4,403.2      $  4,843.7
                                        =============  =============  =============   ==============   =============   =============
                                        ------------
VA Funds in Guaranteed Interest
  Accounts (1)                             $ 2,224.8      $ 1,179.5      $ 2,159.3       $    955.0      $    333.5      $    210.9
                                        =============  =============  =============   ==============   =============   =============
                                        -------------
Fixed Annuities (1)                        $   921.4      $   378.1      $   737.2       $    267.3
                                        =============  =============  =============   ==============

(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
First Quarter 2003 (unaudited)
($ in millions)


FUNDS UNDER MANAGEMENT                                                   2002
                                             -----------------------------------------------------------           March
Quarters ended                                  March            June         September      December              2003
                                             -------------    ------------   ------------   ------------        ------------
Variable Annuities
Deposits                                       $    575.4       $   661.0       $  804.2       $  217.8           $   432.1
Surrenders                                         (127.0)         (189.4)        (180.5)        (239.8)             (231.6)
                                             -------------    ------------   ------------   ------------        ------------
Net Sales                                           448.4           471.6          623.7          (22.0)              200.5
Performance and Interest Credited                    (1.4)         (219.0)        (294.7)         177.1                20.2
Fees                                                (15.9)          (15.7)         (13.8)         (13.4)              (11.5)
Deaths                                               (7.2)           (9.0)         (11.4)         (13.0)              (22.6)
                                             -------------    ------------   ------------   ------------        ------------
Change in Funds Under Management                    423.9           227.9          303.8          128.7               186.6
Beginning Balance                                 4,749.1         5,173.0        5,400.9        5,704.7             5,833.4
                                             -------------    ------------   ------------   ------------        ------------
Ending Balance                                 $  5,173.0       $ 5,400.9       $5,704.7       $5,833.4           $ 6,020.0
                                             =============    ============   ============   ============        ============
                                                                                                                ------------
VA Funds in Guaranteed Interest
  Accounts (1)                                 $  1,179.5       $ 1,534.2       $2,118.1       $2,159.3           $ 2,224.8
                                             =============    ============   ============   ============        ============
                                                                                                                ------------
Fixed Annuities (1)                            $    378.1       $   559.7       $  706.6       $  737.2           $   921.4
                                             =============    ============   ============   ============        ============

(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
First Quarter 2003 (unaudited)
($ in millions)

                                                     March                                     December 31,
                                         -----------------------------  -----------------------------------------------------------
                                             2003            2002            2002            2001           2000           1999
                                         ------------   --------------  --------------  -------------  -------------  -------------
DEFERRED ACQUISITION COSTS
Variable Universal Life                    $   310.9        $   268.6       $   310.4      $   252.8      $   211.4      $   161.5
Universal Life                                 172.6            139.1           163.1          134.7          127.4          130.4
Variable Annuities                             271.2            219.5           264.9          211.4          147.0          141.0
Fixed Annuities                                 35.3              6.1            26.3             .4
Participating                                  556.4            544.8           554.6          517.4          554.8          786.6
Other                                           22.6             17.7            21.2           17.5           17.4           21.7
Adjustment for Unrealized Gains
   and Losses                                  (99.0)            (3.9)         (106.4)         (10.5)         (39.0)          77.6
                                         ------------   --------------  --------------  -------------  -------------  -------------
Total                                      $ 1,270.0        $ 1,191.9       $ 1,234.1      $ 1,123.7      $ 1,019.0      $ 1,318.8
                                         ============   ==============  ==============  =============  =============  =============

-----------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM
  DEATH BENEFITS
Death Benefit in Excess of Fund Value      $ 1,188.4        $   337.5       $ 1,148.4
Death Benefit in Excess of Fund Value,
   Net of Reinsurance                          242.3              5.7           234.9
Statutory Reserve                               16.1              5.3            15.8
GAAP Reserve                                     9.2               .3             8.7
                                         ============   ==============  ==============

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
First Quarter 2003 (unaudited)
($ in millions)

                                                                                   2002
                                                       ------------------------------------------------------------        March
Quarters ended                                             March           June         September        December          2003
                                                       -------------   ------------   -------------   -------------    ------------
DEFERRED ACQUISITION COSTS
Variable Universal Life                                    $  268.6       $  284.3        $  303.0       $   310.4        $  310.9
Universal Life                                                139.1          142.4           147.2           163.1           172.6
Variable Annuities                                            219.5          230.9           267.6           264.9           271.2
Fixed Annuities                                                 6.1           12.4            17.0            26.3            35.3
Participating                                                 544.8          557.5           555.6           554.6           556.4
Other                                                          17.7           18.8            19.8            21.2            22.6
Adjustment for Unrealized Gains and Losses                     (3.9)         (34.3)          (74.9)         (106.4)          (99.0)
                                                       -------------   ------------   -------------   -------------    ------------
Total                                                      $1,191.9       $1,212.0        $1,235.3       $ 1,234.1        $1,270.0
                                                       =============   ============   =============   =============    ============

-----------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH BENEFITS
Death Benefit in Excess of Fund Value                      $  337.5       $  440.8        $  822.5       $ 1,148.4        $1,188.4
Death Benefit in Excess of Fund Value,
   Net of Reinsurance                                           5.7           10.3           194.3           234.9           242.3
Statutory Reserve                                               5.3            6.0            16.6            15.8            16.1
GAAP Reserve                                                     .3             .5             8.1             8.7             9.2
                                                       =============   ============   =============   =============    ============

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
First Quarter 2003 (unaudited)
($ in millions)

SEGMENT INCOME                                    March                                        December 31,
                                     -------------------------------   ------------------------------------------------------------
                                          2003             2002             2002            2001            2000           1999
                                     --------------   --------------   -------------   -------------   --------------  ------------
Investment Management Fees                  $ 48.7           $ 59.2         $ 227.4         $ 221.6          $ 282.1       $ 247.0
Mutual Funds - Ancillary Fees                  4.4              5.4            20.4            24.3             32.4          31.7
Other Revenue                                  1.6              2.4            10.2            12.9              8.8           4.7
                                     --------------   --------------   -------------   -------------   --------------  ------------
Total Revenues                                54.7             67.0           258.0           258.8            323.3         283.4
                                     --------------   --------------   -------------   -------------   --------------  ------------

Employment Expenses                           30.7             38.2           140.5           130.0            137.4         114.0
Other Operating Expenses                      19.5             18.9            77.7            83.2             79.9          69.7
Amortization of Intangibles                    8.4              8.1            32.5            49.0             31.8          30.3
Intangible Asset Impairments                                                   66.3
                                     --------------   --------------   -------------   -------------   --------------  ------------
Total Operating Expenses                      58.6             65.2           317.0           262.2            249.1         214.0
                                     --------------   --------------   -------------   -------------   --------------  ------------

Management Income (Loss)                      (3.9)             1.8           (59.0)           (3.4)            74.2          69.4
Other Income (Expense) - Net                    .9                              1.0             1.6              3.7           4.0
Equity in Aberdeen Asset Management
   Net Income                                  1.2              3.0             9.9             8.5              9.6           5.7
Minority Interest                             (2.8)            (2.9)          (11.9)           (6.9)           (16.5)        (13.4)
                                     --------------   --------------   -------------   -------------   --------------  ------------
Segment Income, before income taxes           (4.6)             1.9           (60.0)            (.2)            71.0          65.7
Applicable Income Taxes (Benefit)             (1.7)             (.5)           (6.0)            5.6             35.4          30.9
                                     --------------   --------------   -------------   -------------   --------------  ------------
Segment Income (Loss)                       $ (2.9)          $  2.4         $ (54.0)        $  (5.8)         $  35.6       $  34.8
                                     ==============   ==============   =============   =============   ==============  ============

------------------------------------------------------------------------------------------------------------------------------------

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
First Quarter 2003 (unaudited)
($ in millions)

                                                                                2002
SEGMENT INCOME                                      -----------------------------------------------------------            March
Quarters ended                                         March           June         September       December               2003
                                                    ------------   -------------   ------------   -------------       -------------
Investment Management Fees                                $59.2           $61.8         $ 55.6           $50.8              $ 48.7
Mutual Funds - Ancillary Fees                               5.4             5.3            4.9             4.8                 4.4
Other Revenue                                               2.4             2.7            2.3             2.8                 1.6
                                                    ------------   -------------   ------------   -------------       -------------
Total Revenues                                             67.0            69.8           62.8            58.4                54.7
                                                    ------------   -------------   ------------   -------------       -------------

Employment Expenses                                        38.2            40.7           32.8            28.8                30.7
Other Operating Expenses                                   18.9            21.0           19.8            18.0                19.5
Amortization of Intangibles                                 8.1             7.8            8.7             7.9                 8.4
Intangible Asset Impairments                                                              66.3
                                                    ------------   -------------   ------------   -------------       -------------
Total Operating Expenses                                   65.2            69.5          127.6            54.7                58.6
                                                    ------------   -------------   ------------   -------------       -------------

Management Income (Loss)                                    1.8              .3          (64.8)            3.7                (3.9)
Other Income (Expense) - Net                                                 .4             .1              .5                  .9
Equity in Aberdeen Asset Management Net Income              3.0             3.4            2.6              .9                 1.2
Minority Interest                                          (2.9)           (3.3)          (3.1)           (2.6)               (2.8)
                                                    ------------   -------------   ------------   -------------       -------------
Segment Income, before income taxes                         1.9              .8          (65.2)            2.5                (4.6)
Applicable Income Taxes (Benefit)                           (.5)           (1.4)          (5.2)            1.1                (1.7)
                                                    ------------   -------------   ------------   -------------       -------------
Segment Income (Loss)                                     $ 2.4           $ 2.2         $(60.0)          $ 1.4              $ (2.9)
                                                    ============   =============   ============   =============       =============

-----------------------------------------------------------------------------------------------------------------------------------

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
First Quarter 2003 (unaudited)
($ in millions)

                                                   March                                       December 31,
                                     -------------------------------   ------------------------------------------------------------
                                          2003             2002             2002            2001            2000            1999
                                     --------------   --------------   --------------  -------------   -------------  -------------
PRIVATE CLIENT PRODUCTS:
Managed Accounts
Inflows                                  $   568.8        $ 1,149.7        $ 4,421.1      $ 2,721.9       $ 3,869.4      $ 2,143.2
Outflows                                    (688.4)          (538.0)        (2,716.3)      (2,546.4)       (1,619.8)      (1,034.3)
                                     --------------   --------------   --------------  -------------   -------------  -------------
Net Flows                                   (119.6)           611.7          1,704.8          175.5         2,249.6        1,108.9
Performance                                  434.8            661.2         (3,278.2)      (3,545.8)       (2,859.1)       1,939.0
Acquisitions (Divestitures)                                 5,809.0          5,914.3          748.5          (130.0)         433.0
                                     --------------   --------------   --------------  -------------   -------------  -------------
Change in Assets Under Management            315.2          7,081.9          4,340.9       (2,621.8)         (739.5)       3,480.9
Beginning Balance                         13,179.2          8,838.3          8,838.3       11,460.1        12,199.6        8,718.7
                                     --------------   --------------   --------------  -------------   -------------  -------------
Ending Balance                            13,494.4         15,920.2         13,179.2        8,838.3        11,460.1       12,199.6
                                     --------------   --------------   --------------  -------------   -------------  -------------

Mutual Funds
Inflows                                      313.3            282.1          1,332.8        1,817.8         2,068.5        1,657.8
Outflows                                    (498.8)          (603.7)        (2,754.0)      (2,756.4)       (3,492.0)      (3,216.3)
                                     --------------   --------------   --------------  -------------   -------------  -------------
Net Flows                                   (185.5)          (321.6)        (1,421.2)        (938.6)       (1,423.5)      (1,558.5)
Performance                                 (101.4)           (90.2)        (1,811.8)      (2,556.5)       (1,933.2)       3,124.7
Acquisitions (Divestitures)                                   333.5            333.5                                       2,099.8
                                     --------------   --------------   --------------  -------------   -------------  -------------
Change in Assets Under Management           (286.9)           (78.3)        (2,899.5)      (3,495.1)       (3,356.7)       3,666.0
Beginning Balance                          8,322.1         11,221.6         11,221.6       14,716.7        18,073.4       14,407.4
                                     --------------   --------------   --------------  -------------   -------------  -------------
Ending Balance                             8,035.2         11,143.3          8,322.1       11,221.6        14,716.7       18,073.4
                                     --------------   --------------   --------------  -------------   -------------  -------------

INSTITUTIONAL PRODUCTS:
Inflows                                      793.7            832.7          4,380.4        4,989.0         5,572.5        5,843.7
Outflows                                    (640.9)          (723.3)        (4,480.0)      (3,766.9)       (7,355.6)      (5,025.6)
                                     --------------   --------------   --------------  -------------   -------------  -------------
Net Flows                                    152.8            109.4            (99.6)       1,222.1        (1,783.1)         818.1
Performance (1)                           (1,724.4)          (425.9)        (2,773.1)      (1,152.2)          935.4        1,628.2
Other (1)                                    496.4            409.4          1,789.0        1,438.4           141.3          274.3
Acquisitions (Divestitures)                                 1,507.7          1,507.7          105.9        (3,206.0)       1,246.5
                                     --------------   --------------   --------------  -------------   -------------  -------------
Change in Assets Under Management         (1,075.2)         1,600.6            424.0        1,614.2        (3,912.4)       3,967.1
Beginning Balance                         32,454.2         32,030.2         32,030.2       30,416.0        34,328.4       30,361.3
                                     --------------   --------------   --------------  -------------   -------------  -------------
Ending Balance                            31,379.0         33,630.8         32,454.2       32,030.2        30,416.0       34,328.4
                                     --------------   --------------   --------------  -------------   -------------  -------------

TOTAL PRIVATE CLIENT AND
   INSTITUTIONAL PRODUCTS:
Inflows                                    1,675.8          2,264.5         10,134.3        9,528.7        11,510.4        9,644.7
Outflows                                  (1,828.1)        (1,865.0)        (9,950.3)      (9,069.7)      (12,467.4)      (9,276.2)
                                     --------------   --------------   --------------  -------------   -------------  -------------
Net Flows                                   (152.3)           399.5            184.0          459.0          (957.0)         368.5
Performance (1)                           (1,391.0)           145.1         (7,863.1)      (7,254.5)       (3,856.9)       6,691.9
Other (1)                                    496.4            409.4          1,789.0        1,438.4           141.3          274.3
Acquisitions (Divestitures)                                 7,650.2          7,755.5          854.4        (3,336.0)       3,779.3
                                     --------------   --------------   --------------  -------------   -------------  -------------
Change in Assets Under Management         (1,046.9)         8,604.2          1,865.4       (4,502.7)       (8,008.6)      11,114.0
Beginning Balance                         53,955.5         52,090.1         52,090.1       56,592.8        64,601.4       53,487.4
                                     --------------   --------------   --------------  -------------   ----------------------------
Ending Balance                           $52,908.6        $60,694.3        $53,955.5      $52,090.1       $56,592.8      $64,601.4
                                     ==============   ==============   ==============  =============   ============================

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
First Quarter 2003 (unaudited)
($ in millions)

                                                                        2002
                                          ----------------------------------------------------------------             March
Quarters ended                                March            June           September        December                2003
                                          -------------   --------------   --------------   --------------       ---------------
PRIVATE CLIENT PRODUCTS:
Managed Accounts
Inflows                                     $  1,149.7        $ 1,732.5        $   892.2        $   646.8             $   568.8
Outflows                                        (538.0)          (816.3)          (810.1)          (551.9)               (688.4)
                                          -------------   --------------   --------------   --------------       ---------------
Net Flows                                        611.7            916.2             82.1             94.9                (119.6)
Performance                                      661.2         (1,882.0)        (2,320.1)           262.6                 434.8
Acquisitions (Divestitures)                    5,809.0                             105.3
                                          -------------   --------------   --------------   --------------       ---------------
Change in Assets Under Management              7,081.9           (965.8)        (2,132.7)           357.5                 315.2
Beginning Balance                              8,838.3         15,920.2         14,954.4         12,821.7              13,179.2
                                          -------------   --------------   --------------   --------------       ---------------
Ending Balance                                15,920.2         14,954.4         12,821.7         13,179.2              13,494.4
                                          -------------   --------------   --------------   --------------       ---------------

Mutual Funds
Inflows                                          282.1            370.5            318.4            361.8                 313.3
Outflows                                        (603.7)          (727.9)          (610.6)          (811.9)               (498.8)
                                          -------------   --------------   --------------   --------------       ---------------
Net Flows                                       (321.6)          (357.4)          (292.2)          (450.1)               (185.5)
Performance                                      (90.2)        (1,109.9)          (994.6)           383.0                (101.4)
Acquisitions (Divestitures)                      333.5
                                          -------------   --------------   --------------   --------------       ---------------
Change in Assets Under Management                (78.3)        (1,467.3)        (1,286.8)           (67.1)               (286.9)
Beginning Balance                             11,221.6         11,143.3          9,676.0          8,389.2               8,322.1
                                          -------------   --------------   --------------   --------------       ---------------
Ending Balance                                11,143.3          9,676.0          8,389.2          8,322.1               8,035.2
                                          -------------   --------------   --------------   --------------       ---------------

INSTITUTIONAL PRODUCTS:
Inflows                                          832.7            960.6          1,798.6            788.5                 793.7
Outflows                                        (723.3)        (2,071.5)        (1,178.3)          (506.9)               (640.9)
                                          -------------   --------------   --------------   --------------       ---------------
Net Flows                                        109.4         (1,110.9)           620.3            281.6                 152.8
Performance (1)                                 (425.9)        (1,112.0)        (1,063.1)          (172.1)             (1,724.4)
Other (1)                                        409.4            518.8            600.3            260.5                 496.4
Acquisitions (Divestitures)                    1,507.7
                                          -------------   --------------   --------------   --------------       ---------------
Change in Assets Under Management              1,600.6         (1,704.1)           157.5            370.0              (1,075.2)
Beginning Balance                             32,030.2         33,630.8         31,926.7         32,084.2              32,454.2
                                          -------------   --------------   --------------   --------------       ---------------
Ending Balance                                33,630.8         31,926.7         32,084.2         32,454.2              31,379.0
                                          -------------   --------------   --------------   --------------       ---------------

TOTAL PRIVATE CLIENT AND
   INSTITUTIONAL PRODUCTS:
Inflows                                        2,264.5          3,063.6          3,009.2          1,797.1               1,675.8
Outflows                                      (1,865.0)        (3,615.7)        (2,599.0)        (1,870.7)             (1,828.1)
                                          -------------   --------------   --------------   --------------       ---------------
Net Flows                                        399.5           (552.1)           410.2            (73.6)               (152.3)
Performance (1)                                  145.1         (4,103.9)        (4,377.8)           473.5              (1,391.0)
Other (1)                                        409.4            518.8            600.3            260.5                 496.4
Acquisitions (Divestitures)                    7,650.2                             105.3
                                          -------------   --------------   --------------   --------------       ---------------
Change in Assets Under Management              8,604.2         (4,137.2)        (3,262.0)           660.4              (1,046.9)
Beginning Balance                             52,090.1         60,694.3         56,557.1         53,295.1              53,955.5
                                          -------------   --------------   --------------   --------------       ---------------
Ending Balance                               $60,694.3        $56,557.1        $53,295.1        $53,955.5             $52,908.6
                                          =============   ==============   ==============   ==============       ===============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
First Quarter 2003 (unaudited)
($ in millions)

                                                           March                                December 31,
                                                 ----------------------------  ----------------------------------------------------
                                                     2003          2002         2002          2001          2000          1999
                                                 -----------  ------------  ------------  ------------  ------------  -------------
SEGMENT INCOME
Operating Loss                                      $   (.9)       $ (2.0)      $  (7.4)     $   (7.3)      $  (7.8)       $  (8.9)
Realized Gains (Losses) on Cash
   and Stock Distributions                             (6.2)        (12.5)         (4.7)         26.2         222.2           84.7
Change in Unrealized Gains on Investments
   Held in Partnerships                                31.0           9.5         (47.2)       (178.5)         62.9           64.1
                                                 -----------  ------------  ------------  ------------  ------------  -------------
Equity in Partnership Earnings, before
   income taxes                                        23.9          (5.0)        (59.3)       (159.6)        277.3          139.9
Applicable Income Taxes (Benefit)                       8.4          (1.8)        (20.7)        (55.9)         97.1           49.0
                                                 -----------  ------------  ------------  ------------  ------------  -------------
Segment Income (Loss)                               $  15.5       $  (3.2)      $ (38.6)     $ (103.7)      $ 180.2        $  90.9
                                                 ===========  ============  ============  ============  ============  =============

-----------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                       11.6          13.0          42.2          47.0          97.0          108.5
Equity In Earnings of Partnerships                     23.9          (5.0)        (59.3)       (159.6)        277.3          139.9
Distributions                                          (3.0)         (9.4)        (41.8)        (63.0)       (245.1)        (101.5)
Sale of partnership interests and transfer
   to closed block                                    (52.2)
Realized Loss on sale of partnership interests
   and transfer to closed block                       (13.8)                       (5.0)
                                                 -----------  ------------  ------------  ------------  ------------  -------------
Change in Venture Capital Investments                 (33.5)         (1.4)        (63.9)       (175.6)        129.2          146.9
Beginning Balance                                     227.8         291.7         291.7         467.3         338.1          191.2
                                                 -----------  ------------  ------------  ------------  ------------  -------------
Ending Balance                                      $ 194.3       $ 290.3       $ 227.8       $ 291.7       $ 467.3        $ 338.1
                                                 ===========  ============  ============  ============  ============  =============

-----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Technology                                             23.5          43.6          25.0          41.3
Telecom                                                 7.4          17.3          10.2          19.1
Biotech                                                 9.8          15.7          11.1          14.1
Healthcare                                              6.7           8.4           9.2          10.7
                                                              ------------
Consumer and Business Products and Services            32.0     Included           45.9          46.6
Financial Services                                     29.7     in Other           28.1          30.3
                                                              ------------
Other                                                  57.7         140.6          50.6          57.8
                                                 -----------  ------------  ------------  ------------
Total Private Holdings                                166.8         225.6         180.1         219.9
Public Holdings                                        11.4          39.1          23.0          39.8
Cash and Cash Equivalents                               9.2          16.1          21.6          22.5
Other                                                   6.9           9.5           3.1           9.5
                                                 -----------  ------------  ------------  ------------
Total                                               $ 194.3       $ 290.3       $ 227.8      $  291.7
                                                 ===========  ============  ============  ============

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
First Quarter 2003 (unaudited)
($ in millions)


                                                                                  2002
                                                      -----------------------------------------------------------        March
Quarters ended                                            March           June         September       December          2003
                                                      -------------   ------------   -------------   ------------    ------------
SEGMENT INCOME
Operating Loss                                             $  (2.0)       $  (1.6)        $  (2.2)       $  (1.6)        $   (.9)
Realized Gains (Losses) on Cash and
   Stock Distributions                                       (12.5)           7.4            (2.1)           2.5            (6.2)
Change in Unrealized Gains on Investments
   Held in Partnerships                                        9.5          (35.7)          (17.8)          (3.2)           31.0
                                                      -------------   ------------   -------------   ------------    ------------
Equity in Partnership Earnings, before
   income taxes                                               (5.0)         (29.9)          (22.1)          (2.3)           23.9
Applicable Income Taxes (Benefit)                             (1.8)         (10.4)           (7.7)           (.8)            8.4
                                                      -------------   ------------   -------------   ------------    ------------
Segment Income (Loss)                                         (3.2)         (19.5)          (14.4)          (1.5)           15.5
                                                      =============   ============   =============   ============    ============

---------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS
Contributions (Dollars Invested)                              13.0            7.5            10.2           11.5            11.6
Equity In Earnings of Partnerships                            (5.0)         (29.9)          (22.1)          (2.3)           23.9
Distributions                                                 (9.4)          (6.1)          (19.3)          (7.0)           (3.0)
Sale of partnership interests and transfer
   to closed block                                                                                                         (52.2)
Realized Loss on sale of partnership interests
   and transfer to closed block                                                                             (5.0)          (13.8)
                                                      -------------   ------------   -------------   ------------    ------------
Change in Venture Capital Investments                         (1.4)         (28.5)          (31.2)          (2.8)          (33.5)
Beginning Balance                                            291.7          290.3           261.8          230.6           227.8
                                                      -------------   ------------   -------------   ------------    ------------
Ending Balance                                               290.3          261.8           230.6          227.8           194.3
                                                      =============   ============   =============   ============    ============

---------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Technology                                                    43.6           29.4            20.3             25            23.5
Telecom                                                       17.3           10.5             8.7           10.2             7.4
Biotech                                                       15.7            9.7            10.4           11.1             9.8
Healthcare                                                     8.4            6.8             8.9            9.2             6.7
                                                      --------------------------------------------
Consumer and Business Products and Services                        Included in Other                        45.9            32.0
Financial Services                                                                                          28.1            29.7
                                                      --------------------------------------------
Other                                                        140.6          142.7           118.8           50.6            57.7
                                                      -------------   ------------   -------------   ------------    ------------
Total Private Holdings                                       225.6          199.1           167.1          180.1           166.8
Public Holdings                                               39.1           29.9            21.5           23.0            11.4
Cash and Cash Equivalents                                     16.1           24.9            27.2           21.6             9.2
Other                                                          9.5            7.9            14.8            3.1             6.9
                                                      -------------   ------------   -------------   ------------    ------------
Total                                                      $ 290.3        $ 261.8         $ 230.6        $ 227.8         $ 194.3
                                                      =============   ============   =============   ============    ============

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
First Quarter 2003 (unaudited)
($ in millions)


SEGMENT INCOME                                 March                                        December 31,
                                   -----------------------------        ----------------------------------------------------------
                                       2003            2002                 2002          2001           2000            1999
                                   -------------   -------------        -------------   ----------   -------------   -------------
Corporate Investment Income              $   .5          $  2.7              $   1.5      $   7.2         $  36.7         $  13.1
Interest Expense                           (9.8)           (7.7)               (31.4)       (27.3)          (32.7)          (34.0)
Corporate Expenses                           .1            (4.3)               (10.4)       (19.9)          (53.5)          (42.4)
International                              (2.5)             .8                 (5.7)         (.8)            2.5             4.3
Other                                       (.9)            (.2)                (3.8)        (2.4)          (23.4)            3.5
                                   -------------   -------------        -------------   ----------   -------------   -------------
Segment  Income (Loss),
   before income taxes                    (12.6)           (8.7)               (49.8)       (43.2)          (70.4)          (55.5)
Applicable Income Taxes
   (Benefit)                               (3.2)           (4.1)               (29.7)       (23.9)          (40.6)          (29.1)
                                   -------------   -------------        -------------   ----------   -------------   -------------
Segment Income (Loss)                    $ (9.4)         $ (4.6)             $ (20.1)     $ (19.3)        $ (29.8)        $ (26.4)
                                   =============   =============        =============   ==========   =============   =============

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
First Quarter 2003 (unaudited)
($ in millions)

SEGMENT INCOME                                                                2002
                                                  ------------------------------------------------------------           March
Quarters ended                                       March            June         September       December              2003
                                                  -------------    ------------   ------------   -------------       -------------
Corporate Investment Income                             $  2.7          $  1.1         $  (.3)         $ (1.9)             $   .5
Interest Expense                                          (7.7)           (7.7)          (7.7)           (8.3)               (9.8)
Corporate Expenses                                        (4.3)           (2.5)          (1.3)           (2.3)                 .1
International                                               .8            (1.5)          (2.0)           (3.1)               (2.5)
Other                                                      (.2)           (1.4)          (1.3)           (1.0)                (.9)
                                                  -------------    ------------   ------------   -------------       -------------
Segment Income (Loss), before income taxes                (8.7)          (12.0)         (12.6)          (16.6)              (12.6)
Applicable Income Taxes (Benefit)                         (4.1)           (7.2)          (6.3)          (12.1)               (3.2)
                                                  -------------    ------------   ------------   -------------       -------------
Segment Income (Loss)                                   $ (4.6)         $ (4.8)        $ (6.2)         $ (4.6)             $ (9.4)
                                                  =============    ============   ============   =============       =============

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1) First Quarter 2003
(unaudited)
($ in millions)

                                                               March                              December 31,
                                                    -------------------------  ----------------------------------------------------
                                                        2003         2002         2002          2001          2000          1999
                                                    ------------  -----------  -----------  ------------  ------------  -----------
REVENUES
Premiums                                                $ 246.1     $  257.4    $ 1,082.0      $1,112.7     $ 1,147.4    $ 1,175.7
Insurance and Investment Product Fees                     132.9        140.3        563.3         546.4         631.0        574.6
Net Investment Income                                     276.7        231.2        915.2         843.2       1,137.2        958.6
Net Realized Investment Gains (Losses)                    (12.3)       (35.0)      (107.6)        (72.4)         89.2         75.8
                                                    ------------  -----------  -----------  ------------  ------------  -----------
Total Revenues                                            643.4        593.9      2,452.9       2,429.9       3,004.8      2,784.7
                                                    ------------  -----------  -----------  ------------  ------------  -----------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities        350.8        333.9      1,436.1       1,406.7       1,409.8      1,373.1
Policyholder Dividends                                    116.5         74.2        401.8         400.1         378.0        360.5
Policy Acquisition Cost Amortization                       28.0        (10.9)        59.2         133.0         356.0        147.9
Intangible Asset Amortization                               8.4          8.1         98.8          49.4          36.9         40.1
Interest Expense                                            9.8          7.7         31.4          27.3          32.7         34.0
Demutualization Expenses                                                  .9          1.8          25.9          21.8
Other Operating Expenses                                  126.5        136.0        583.9         628.1         604.5        557.9
                                                    ------------  -----------  -----------  ------------  ------------  -----------
Total Expenses                                            640.0        549.9      2,613.0       2,670.5       2,839.7      2,513.5
                                                    ------------  -----------  -----------  ------------  ------------  -----------
Income (Loss) from Continuing Operations
   Before Income Taxes and Minority Interest                3.4         44.0       (160.1)       (240.6)        165.1        271.2
Applicable Income Taxes (Benefit)                          (2.6)        12.3        (56.8)       (110.5)         56.2         99.0
                                                    ------------  -----------  -----------  ------------  ------------  -----------
Income (Loss) from Continuing Operations before
   Minority Interest                                        6.0         31.7       (103.3)       (130.1)        108.9        172.2
Minority Interest in Net Income of Subsidiaries            (2.8)        (2.8)       (12.4)         (7.2)        (14.1)       (10.1)
                                                    ------------  -----------  -----------  ------------  ------------  -----------

Income (Loss) from Continuing Operations                    3.2         28.9       (115.7)       (137.3)         94.8        162.1
Discontinued Operations
        Income from Discontinued Operations                                                                       9.4         36.1
        Loss on Disposal                                                                                        (20.9)      (109.0)
                                                    ------------  -----------  -----------  ------------  ------------  -----------

Income (Loss) Before Cumulative Effect of
   Accounting Changes                                       3.2         28.9       (115.7)       (137.3)         83.3         89.2

Cumulative Effect of Accounting Changes:
        Goodwill and Other Intangible Assets                          (130.3)      (130.3)
        Venture Capital Partnerships                                                              (48.8)
        Securitized Financial Instruments                                                         (20.5)
        Derivative Financial Instruments                                                            3.9
                                                    ------------  -----------  -----------  ------------  ------------  -----------
Net Income (Loss)                                       $   3.2     $ (101.4)   $  (246.0)     $ (202.7)    $    83.3    $    89.2
                                                    ============  ===========  ===========  ============  ============  ===========

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1) First Quarter 2003
(unaudited)
($ in millions)

                                                                                2002
                                                    ----------------------------------------------------------            March
Quarters ended                                         March           June         September       December              2003
                                                    ------------   -------------   ------------   ------------        ------------
REVENUES
Premiums                                               $  257.4         $ 259.4        $ 297.1        $ 268.1             $ 246.1
Insurance and Investment Product Fees                     140.3           145.9          139.4          137.7               132.9
Net Investment Income                                     231.2           215.7          228.8          239.5               276.7
Net Realized Investment Gains (Losses)                    (35.0)          (28.6)         (10.5)         (33.5)              (12.3)
                                                    ------------   -------------   ------------   ------------        ------------
Total Revenues                                            593.9           592.4          654.8          611.8               643.4
                                                    ------------   -------------   ------------   ------------        ------------

BENEFITS AND EXPENSES
Policy Benefits and Increase in
   Policy Liabilities                                     333.9           338.9          397.9          365.4               350.8
Policyholder Dividends                                     74.2           107.5          112.7          107.4               116.5
Policy Acquisition Cost Amortization                      (10.9)           11.4           41.1           17.6                28.0
Intangible Asset Amortization                               8.1             7.8           75.2            7.7                 8.4
Interest Expense                                            7.7             7.7            7.7            8.3                 9.8
Demutualization Expenses                                     .9              .6             .2             .1
Other Operating Expenses                                  136.0           179.1          135.9          133.8               126.5
                                                    ------------   -------------   ------------   ------------        ------------
Total Expenses                                            549.9           653.0          770.7          640.3               640.0
                                                    ------------   -------------   ------------   ------------        ------------
Income (Loss) from Continuing Operations
   Before Income Taxes and Minority Interest               44.0           (60.6)        (115.9)         (28.5)                3.4
Applicable Income Taxes (Benefit)                          12.3           (26.7)         (26.0)         (16.7)               (2.6)
                                                    ------------   -------------   ------------   ------------        ------------
Income (Loss) from Continuing Operations before
   Minority Interest                                       31.7           (33.9)         (89.9)         (11.8)                6.0
Minority Interest in Net Income of Subsidiaries            (2.8)           (3.3)          (3.1)          (2.7)               (2.8)
                                                    ------------   -------------   ------------   ------------        ------------

Income (Loss) Before Cumulative Effect of
   Accounting Changes                                      28.9           (37.2)         (93.0)         (14.5)                3.2

Cumulative Effect of Accounting Changes:
   Goodwill and Other Intangible Assets                  (130.3)
                                                    ------------   -------------   ------------   ------------        ------------
Net Income (Loss)                                      $ (101.4)        $ (37.2)       $ (93.0)       $ (14.5)            $   3.2
                                                    ============   =============   ============   ============        ============

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING FIRST QUARTER 2003 INCOME STATEMENT
First Quarter 2003 (unaudited)
($ in millions)


Quarter ended March 31, 2003                                                                                Exclusions from
                                                   Operating Segments            Other Segments             Segment Income
                                               --------------------------  --------------------------  --------------------------
                                                                                                         Realized
                                                   Life &       Asset        Venture     Corporate &    Investment
                                 Consolidated     Annuity     Management     Capital        Other         Losses        Other
                                 ------------  ------------  ------------  ------------  ------------  ------------  ------------
REVENUES
Premiums                          $    246.1    $    246.1
Insurance and Investment
   Product Fees                        132.9          78.3    $     55.5                  $      4.8                  $     (5.7)
Net Investment Income                  276.7         248.4           1.3    $     23.9           1.0                         2.1
Net Realized Investment
   Gains (Losses)                      (12.3)                                                           $    (12.3)
                                 ------------  ------------  ------------  ------------  ------------  ------------  ------------
    Total Revenues                     643.4         572.8          56.8          23.9           5.8         (12.3)         (3.6)
                                 ------------  ------------  ------------  ------------  ------------  ------------  ------------

BENEFITS AND EXPENSES
Policy Benefits and Increase
   in Policy Liabilities               350.8         347.3                                       3.5
Policyholder Dividends                 116.5         108.0                                                     8.5
Policy Acquisition Cost
   Amortization                         28.0          27.5                                                      .5
Intangible Asset Amortization            8.4                         8.4
Intangible Asset Impairments
Interest Expense                         9.8                                                     9.8
Demutualization Expenses
Other Operating Expenses               126.5          72.6          50.2                         5.1                        (1.4)
                                 ------------  ------------  ------------  ------------  ------------  ------------  ------------
       Total Expenses                  640.0         555.4          58.6                        18.4           9.0          (1.4)
                                 ------------  ------------  ------------  ------------  ------------  ------------  ------------
Income (Loss) from Continuing
   Operations Before Income
   Taxes and Minority Interest           3.4          17.4          (1.8)         23.9         (12.6)        (21.3)         (2.2)
Applicable Income Taxes (Benefit)       (2.6)          3.8          (1.7)          8.4          (3.2)         (8.9)         (1.0)
                                 ------------  ------------  ------------  ------------  ------------  ------------  ------------
Income (Loss) from Continuing
   Operations before Minority
   Interest                              6.0          13.6           (.1)         15.5          (9.4)        (12.4)        (1.2)
Minority Interest in Net Income
   of Subsidiaries                      (2.8)                       (2.8)
                                 ------------  ------------  ------------  ------------  ------------  ------------  ------------

Income (Loss) from Continuing
  Operations                      $      3.2    $     13.6    $     (2.9)   $     15.5    $     (9.4)   $    (12.4)   $     (1.2)
                                 ============  ============  ============  ============  ============  ============  ============

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET
First Quarter 2003 (unaudited)
($ in millions, except par value)

                                                                                  December 31,
                                           March      --------------------------------------------------------------------
                                           2003             2002             2001             2000              1999
                                       --------------  ---------------  ---------------  ----------------  ----------------
ASSETS:
Available-for-Sale Debt Securities        $ 12,818.4       $ 11,894.1       $  9,787.7        $  6,022.3        $  5,580.6
Held-to-Maturity Debt Securities                                                                 2,109.6           1,958.2
Equity Securities                              361.1            391.2            290.9             335.5             437.2
Mortgage Loans                                 407.3            468.8            535.8             593.4             716.8
Real Estate                                     68.6             69.6             83.1              77.9              92.0
Policy Loans                                 2,202.9          2,195.9          2,172.2           2,105.2           2,042.6
Venture Capital Partnerships                   227.4            228.6            291.7             467.3             338.1
Affiliate Equity Securities, at cost
  plus equity in earnings                      131.3            134.7            150.6             103.7             106.6
Other Investments                              352.9            329.3            292.9             235.7             188.0
                                       --------------  ---------------  ---------------  ----------------  ----------------
       Total Investments                    16,569.9         15,712.2         13,604.9          12,050.6          11,460.1

Cash and Cash Equivalents                      613.0          1,058.5            815.5             720.0             316.7
Deferred Policy Acquisition Costs            1,270.0          1,234.1          1,123.7           1,019.0           1,318.8
Goodwill and Other Intangible Assets           748.3            762.0            858.6             582.6             577.9
Other General Account Assets                   740.6            676.2            563.2             564.4             689.6
Separate Account and Investment
  Trust Assets                               5,990.7          5,793.1          5,570.0           5,376.6           5,923.9
                                       --------------  ---------------  ---------------  ----------------  ----------------
       Total Assets                         25,932.5         25,236.1         22,535.9          20,313.2          20,287.0
                                       ==============  ===============  ===============  ================  ================

LIABILITIES:
Policy Liabilities and Accruals             12,798.4         12,680.0         11,846.4          11,372.6          10,899.8
Policyholder Deposit Funds                   3,679.0          3,395.7          1,515.2             678.4             538.2
Indebtedness                                   644.0            644.3            599.3             425.1             499.4
Delivery Obligations Under Stock
  Purchase Contracts                           118.5            137.6
Other General Account Liabilities              686.4            553.7            614.4             619.6             669.7
Separate Account and Investment
  Trust Liabilities                          5,990.7          5,793.1          5,564.9           5,376.6           5,923.9
                                        -------------  ---------------  ---------------  ----------------  ----------------
       Total Liabilities                    23,917.0         23,204.4         20,140.2          18,472.3          18,531.0
                                        -------------  ---------------  ---------------  ----------------  ----------------


STOCKHOLDERS' EQUITY:
Common Stock and Additional
  Paid-In Capital                            2,428.1          2,425.4          2,414.3
Deferred Compensation on
  Restricted Stock Units                        (2.8)
Retained Earnings
  (Accumulated Deficit)                       (289.4)          (292.6)           (30.8)          1,820.7           1,731.5
Treasury Stock, at Cost                       (195.0)          (195.7)           (66.0)
Accumulated Other Comprehensive
  Income                                        74.6             94.6             78.2              20.2              24.5
                                        -------------  ---------------  ---------------  ----------------  ----------------
    Total Stockholders' Equity               2,015.5          2,031.7          2,395.7           1,840.9           1,756.0
                                        -------------  ---------------  ---------------  ----------------  ----------------
    Total Liabilities and
      Stockholders' Equity                $ 25,932.5       $ 25,236.1       $ 22,535.9        $ 20,313.2        $ 20,287.0
                                        =============  ===============  ===============  ================  ================

THE PHOENIX COMPANIES, INC.
INVESTMENT PORTFOLIO SUMMARY
First Quarter 2003 (unaudited)
($ in millions, except par value)

                                         Total Debt Securities            Public Debt Securities         Private Debt Securities
                                    -------------------------------  -------------------------------  ------------------------------
                                      3/31/2003        12/31/2002       3/31/2003       12/31/2002       3/31/2003      12/31/2002
                                    --------------  ---------------  --------------  ---------------  --------------  --------------
DEBT SECURITIES BY CREDIT QUALITY
  (CARRYING VALUE) (1)

AAA/AA/A                                $ 8,913.3        $ 7,960.9       $ 7,453.2        $ 6,549.8       $ 1,460.1       $ 1,411.1
BBB                                       2,781.8          2,811.5         1,768.4          1,767.1         1,013.4         1,044.4
                                    --------------  ---------------  --------------  ---------------  --------------  --------------
   Total Investment Grade                11,695.1         10,772.4         9,221.6          8,316.9         2,473.5         2,455.5
BB                                          767.9            785.7           544.2            577.4           223.7           208.3
B                                           155.6            105.4           106.1             82.2            49.5            23.2
CCC and Lower                                97.8            118.5            42.0             53.3            55.8            65.2
In or Near Default                           53.6             59.4            19.6             25.4            34.0            34.0
                                    --------------  ---------------  --------------  ---------------  --------------  --------------
   Total Debt Securities               $ 12,770.0       $ 11,841.4       $ 9,933.5        $ 9,055.2       $ 2,836.5       $ 2,786.2
                                    ==============  ===============  ==============  ===============  ==============  ==============

% Below Investment Grade                     8.4%             9.0%            7.2%             8.2%           12.8%           11.9%

------------------------------------------------------------------------------------------------------------------------------------

UNREALIZED GAINS AND LOSSES ON
  DEBT AND EQUITY SECURITIES
As of March 31, 2003                             Total                    Outside Closed Block                Closed Block
                                    -------------------------------  -------------------------------  ------------------------------
                                        Gains           Losses           Gains           Losses           Gains           Losses
                                    --------------  ---------------  --------------  ---------------  --------------  --------------
Total Debt Securities                  $    810.6       $   (181.3)      $   255.2        $  (107.4)      $   555.4       $   (73.9)
Equity Securities                           118.2            (17.3)          118.2            (17.3)
                                    --------------  ---------------  --------------  ---------------  --------------  --------------
Total Unrealized Gains (Losses)             928.8       $   (198.6)          373.4        $  (124.7)          555.4       $   (73.9)
                                    --------------  ===============  --------------  ===============  --------------  ==============
Net Unrealized Gains                        730.2                            248.7                            481.5
                                    --------------                   --------------                   --------------
Applicable Policyholder Dividend
   Obligation                               481.5                                                             481.5
Applicable Deferred Acquisition
   Cost (Credit)                             99.2                             99.2
Applicable Deferred Income Tax               52.3                             52.3
                                    --------------                   --------------                   --------------
Total Offsets to Net Unrealized
   Gains                                    633.0                            151.5                            481.5
                                    --------------                   --------------                   --------------
Net Unrealized Gains                   $     97.2                        $    97.2                        $     -
                                    ==============                   ==============                   ==============

(1) Excludes affiliated debt securities

THE PHOENIX COMPANIES, INC.
REALIZED INVESTMENT GAINS AND LOSSES First Quarter 2003 (unaudited) ($ in millions, except par value)

                                                                                        December 31,
                                                    March           -----------------------------------------------------
                                                    2003                2002                 2001               2000
                                                ------------        --------------       -------------      -------------
REALIZED INVESTMENT GAINS AND LOSSES

Debt Security Impairments                           $ (25.6)             $ (122.9)            $ (72.6)            $ (7.5)
Equity Security Impairments                                                  (9.8)
Venture Capital Partnerships Impairments               (4.3)                 (5.1)
Mortgage Loan Impairments                               (.4)                  (.6)               (6.1)              (1.8)
Real Estate Impairments                                                                                             (6.1)
Other Invested Asset Impairments                       (8.7)                (22.6)               (3.7)
                                                ------------        --------------       -------------      -------------
       Total Impairment Losses                        (39.0)               (160.4)              (82.4)             (15.4)
                                                ------------        --------------       -------------      -------------
Debt Security Net Transaction Gains (Losses)           41.3                  48.4                21.7              (46.9)
Equity Security Net Transaction Gains (Losses)         (2.2)                  2.1                (8.8)             146.8
Venture Capital Net Investment Gains (Losses)          (9.5)
Mortgage Loan Net Transaction Gains (Losses)            (.4)                   .2                 7.1                4.8
Real Estate Net Transaction Gains (Losses)               .5                   4.0                (2.5)               1.8
Other Invested Asset Net Transactions
   Gains (Losses)                                      (3.0)                 (1.9)               (7.5)              (1.9)
                                                ------------        --------------       -------------      -------------
Total Net Transactions Gains                           26.7                  52.8                10.0              104.6
                                                ------------        --------------       -------------      -------------
Net Realized Investment Gains (Losses)                (12.3)               (107.6)              (72.4)              89.2
                                                ============        ==============       =============      =============

Closed Block Applicable PDO (Reduction)                 8.5                 (40.3)              (15.4)
Applicable Deferred Acquisition Costs (Credit)           .4                  (7.2)               10.5              (10.7)
Applicable Deferred Income Tax (Credit)                (8.8)                (20.8)              (24.5)              32.9
                                                ------------        --------------       -------------      -------------
Net Realized Investment Gains (Losses Included
   in Net Income)                                   $ (12.4)              $ (39.3)            $ (43.0)            $ 67.0
                                                ============        ==============       =============      =============